Exhibit 10.28

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 406 of the General Rules and Regulations of the Securities Act of 1933, as amended.  Omitted information, marked “[***]” in this Exhibit, has been filed separately with the Securities and Exchange Commission together with such request for confidential treatment.

Distribution Agreement

Between

United Natural Foods

Western Region

And

Vitamin Cottage Natural Food Markets, Inc. DBA

Natural Grocers

By

Vitamin Cottage

June 1, 2008 to May 31, 2013

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 406 of the General Rules and Regulations of the Securities Act of 1933, as amended.  Omitted information, marked “[***]” in this Exhibit, has been filed separately with the Securities and Exchange Commission together with such request for confidential treatment.

This Distribution Agreement is between United Natural Foods, Inc. (UNFI) and Vitamin Cottage Natural Food Markets, Inc. DBA Natural Grocers by Vitamin Cottage (VC). UNFI will serve as primary distributor for all VC stores, and all such stores acquired or opened by VC during the Term.

Cost Plus Pricing:  UNFI will bill VC at UNFI’s cost, plus a Cost Plus percentage.  For purposes of this Agreement, “Cost” shall be defined as [***].  UNFI shall pass on all published trade promotions (perfectly reflected), and VC’s negotiated promotions.  The Cost Plus Percentage below is FOB UNFI’s Distribution Center(s):

Cost Plus Schedule

Annualized Purchases		Cost Plus Percentage
$	[***]	[***]	%
$	[***]	[***]	%
$	[***]	[***]	%
$	[***]	[***]	%
$	[***]	[***]	%
$	[***]	[***]	%
$	[***]	[***]	%
$	[***]	[***]	%

Delivery Charges:  Delivery charges will be based on miles from the UNFI Distribution Center (DC) serving the VC store.

Miles from UNFI DC	Delivery Charge
[***]	[***]	%
[***]	[***]	%
[***]	[***]	%
[***]	[***]	%
[***]	[***]	%
[***]	[***]	%

Volume Review:  VC purchase levels will be reviewed at the end of each UNFI fiscal quarter.  The Cost Plus Percentage for the following quarter will be based on VC’s annualized net purchases for the completed quarter.  Volume plateau level changes (if any) shall be effective on the 15th of the month following the end of the fiscal quarter.  UNFI fiscal quarters:

•                  1st Qtr = August through October

•                  2nd Qtr = November through January

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 406 of the General Rules and Regulations of the Securities Act of 1933, as amended.  Omitted information, marked “[***]” in this Exhibit, has been filed separately with the Securities and Exchange Commission together with such request for confidential treatment.

•                  3rd Qtr = February through April

•                  4th Qtr = May through July

Fuel Surcharge:  If during a calendar quarter, the average price per gallon of diesel fuel exceeds $[***] based on the West Coast weekly average from the U.S. Department of Energy’s Weekly Retail On-Highway Diesel Prices report found on the U.S. Energy Information Administration website, www.eia.doe.gov, a per delivery Fuel Surcharge will be applied to the invoice (see schedule below). The Surcharge amount will be set according to the table below.

The quarterly Price per Gallon will be calculated as follows: the sum of the West Coast weekly average prices divided by 13 weeks, rounded to 2 decimal places using standard rounding.  The Fuel Surcharge amount will be adjusted accordingly for the following calendar quarter.

Price per Gallon		Surcharge per Delivery
$	[***]	$	[***]
$	[***]	$	[***]
$	[***]	$	[***]
$	[***]	$	[***]
$	[***]	$	[***]
$	[***]	$	[***]
$	[***]	$	[***]
$	[***]	$	[***]
$	[***]	$	[***]
$	[***]	$	[***]
$	[***]	$	[***]
$	[***]	$	[***]

Delivery:  Direct store delivery via UNFI truck; $[***] minimum average delivery per store.  UNFI and VC agree to a [***] window of delivery time.  UNFI agrees to contact the stores should operational difficulties prevent meeting the scheduled deliveries.

Cross-Dock Pallets:  From UNFI’s Denver DC - $[***]/pallet to VC’s New Mexico stores; $[***]/pallet to VC’s Texas stores.  UNFI agrees to “backhaul” VC pallets from VC’s Texas stores for $[***]/pallet.  The agreement on hauling pallets to and from Denver/Texas shall only be effective until UNFI opens a DC in the Texas market area.

Merchandising Support:  UNFI will provide support for new store openings and schematics.

New Products:  UNFI agrees to stock new products requested by VC that will be part of VC’s “core sets (carried by all stores)”.  All new product vendors must meet UNFI’s reasonable requirements for new vendors.  Product requests that are not part of VC’s core sets will be reviewed on a case by case basis.

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 406 of the General Rules and Regulations of the Securities Act of 1933, as amended.  Omitted information, marked “[***]” in this Exhibit, has been filed separately with the Securities and Exchange Commission together with such request for confidential treatment.

Private Label Products:  Should VC develop private label products, these products shall be priced at [***].  Minimum sales for private label products shall be [***], with the exception of [***], which will be [***].  VC’s private label products must sell well enough to turn [***].  VC agrees to discontinue any item not meeting these turn requirements.  UNFI will not be liable for out of code product due to poor sales, minimum order requirements, or circumstances beyond our control.  VC agrees to reimburse UNFI for said out of code product.

Pallets & Totes:  Pallets and totes are to be exchanged at the time of delivery.  UNFI reserves the right to charge VC the replacement costs for unreturned pallets and totes.

Service Levels:  UNFI agrees on a DC by DC basis, to maintain minimum average fill rates of [***], less any verifiable vendor out-of-stocks.

Payment Terms:  Net [***] via Automated Clearing House (ACH) payment processing.

Other:  UNFI’s standard policies for Credit Requests, Consumer Returns, and Minimum Code Dates shall apply.

Confidentiality:  The parties to this Agreement shall maintain as confidential the specific terms hereof, and shall not disclose such terms to any third party (other than to its own outside legal, accounting, insurance or financial advisors as necessary) without the other party’s prior written consent.

Agreement Term:  Five years commencing June 1, 2008 to May 31, 2013.  This Agreement will automatically renew for successive one-year terms unless canceled in writing by either party with a minimum of 90-days written notice prior to the anniversary date of the Agreement.

Signature Page Attached

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 406 of the General Rules and Regulations of the Securities Act of 1933, as amended.  Omitted information, marked “[***]” in this Exhibit, has been filed separately with the Securities and Exchange Commission together with such request for confidential treatment.

Signature Page

(Attached to the Distribution Agreement between Natural Grocer’s by Vitamin Cottage and United Natural Foods)

VITAMIN COTTAGE NATURAL FOOD MARKETS, INC.

By:	/s/ Kemper Isely	Date:	5.20.2008
	Kemper Isely, Co-President

UNITED NATURAL FOODS, INC. – WESTERN REGION

By:	/s/ [***]	Date:	5/15/08
	[***], [***]

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 406 of the General Rules and Regulations of the Securities Act of 1933, as amended.  Omitted information, marked “[***]” in this Exhibit, has been filed separately with the Securities and Exchange Commission together with such request for confidential treatment.

SIDE LETTER

This Side Letter is part of the Distribution Agreement between United Natural Foods, Inc. (UNFI) and Natural Grocers by Vitamin Cottage (VC), effective June 1, 2008 to May 31, 2013.  The following are matters which have been agreed to:

1.                                      VC is committed to “ramping-up” its purchases with UNFI as quickly as possible, but no later than [***] days from the effective date of this Agreement to reach the $[***] annualized run-rate sales plateau level.

2.                                      UNFI will not share VC product sales information without authorization, with the exception of the Void Report information currently supplied in UNFI’s Supplier In-Sight (SIS) reports.

3.                                      The delivery charge for any stores VC opens in Texas shall be [***] until such time that UNFI opens a Distribution Center to serve the Texas market area.  At that time, the delivery charges shall be per the Delivery Charges scheduled above.

4.                                      A VC store(s) opened in St. George, Utah shall reflect a Delivery Charge in the [***] miles range from UNFI’s Moreno Valley DC.

5.                                      As of June 1, 2008, the Fuel Surcharge is $[***] per delivery.  UNFI will give VC [***] notice prior to any future Fuel Surcharge increases.

6.                                      VC may audit UNFI’s “Cost” with sufficient notification, and no more frequently than [***].  UNFI will supply the audit information in the format that is currently utilized for this purpose.